UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2023

Definitive Healthcare Corp.

(Exact name of Registrant as Specified in Its Charter)

Commission File Number 1-40815

Delaware		86-3988281
(State of Incorporation)		(IRS Employer Identification No.)
492 Old Connecticut Path, Suite 401
Framingham, Massachusetts 01701
(Address of Principal Executive Offices)

508 720-4224
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	DH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2023, Definitive Healthcare, Corp. (the “Company”) issued a press release announcing certain preliminary, unaudited financial results for the fiscal quarter ended June 30, 2023. These preliminary financial results are unaudited, based on currently available information and do not present all necessary information for a complete understanding of the Company’s financial condition as of June 30, 2023 or its results of operations for the quarter ended June 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information furnished in this Item 2.02 on this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 27, 2023, the Company committed to a restructuring plan (the “Plan”) intended to reduce operating costs, improve operating margins, and continue advancing the Company’s ongoing commitment to profitable growth. The Plan provides for a reduction of the Company’s current workforce by 42 people, or approximately 4 percent of its total workforce.

The Company estimates that in the third quarter of 2023 it will incur pre-tax cash restructuring and related charges to its GAAP financial results of approximately $1.8 million to $2.0 million, consisting primarily of severance payments, employee benefits, and related cash expenses, as well as a non-cash charge related to the vesting of share-based awards for employees who are terminated. The Company expects the Plan will be substantially complete by the end of the third quarter of 2023.

The estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 31, 2023, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), based on the recommendation of, and after consultation with, the Company’s management, concluded that the Company’s previously issued audited consolidated financial statements as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020 , included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), and the Company’s unaudited condensed consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarterly periods within those years (the “Historical Quarterly Reports”), as well as the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Q1 2023 Quarterly Report” and, together with the 2022 Annual Report and the Historical Quarterly Reports, the “Reports” and all financial statements included in the Reports, collectively the “Affected Financials”), should no longer be relied upon. Similarly, related press releases, shareholder communications, investor presentations or other communications describing relevant portions of the Affected Financials should no longer be relied upon.

In the first quarter of 2023, the Company began a review of its sales tax positions, and related accounting matters, with the assistance of outside consultants. As a result of the review, the Company determined during the second quarter of 2023 that sales in certain states were subject to sales tax and that the Company had not assessed such sales tax on sales of its services to customers. While the Company is still in the process of assessing the taxability of certain customers, the Company determined that it did not accrue sales taxes and will record sales tax accruals through general and administrative expense as of the end of the periods presented in the Reports. These accrual amounts assume that (i) customers who have not yet provided certificates or other documentation of exemption from sales tax are taxable, (ii) maximum interest and penalty assessments may be imposed, and (iii) the Company will not receive waivers of interest and penalties or other benefits under agreements it may obtain with jurisdictions from its outreach with voluntarily disclosures. The Company expects to make adjustments to the sales tax liability in future periods as and if it obtains any waivers of interest and penalties or other benefits from its voluntary disclosures and as and if it obtains additional documentation from customers supporting exemption from sales tax. The Company also expects to adjust tax receivable agreement (“TRA”) remeasurement gains and losses and amounts attributable to noncontrolling interests for an allocable share of the sales tax adjustment amounts.

The Company expects to record an aggregate increase to previously reported general and administrative expense of between $6.8 million to $10.2 million over the periods impacted, with an offset to accrued expenses. In addition, TRA remeasurement gains recorded in other income (expense), net are expected to increase previously reported gains between $0.5 million to $0.7 million over the periods impacted, with offsets to the TRA liability, net of current portion and additional paid-in-capital. Lastly, the amounts attributable to noncontrolling interest for its allocable share of the sales tax adjustment amounts will increase previously reported loss allocable to noncontrolling interests between $1.1 million to $1.7 million over the periods impacted, with offsets to noncontrolling interests and additional paid-in-capital within stockholders’ equity.

The Company’s management evaluated its prior conclusions regarding the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting. Based on that evaluation, management has concluded that this matter resulted from a material weakness in the Company’s internal control over financial reporting. As a result of the material weakness, the Company has concluded that its internal control over financial reporting and its disclosure controls and procedures were ineffective as of the periods referenced above. The Company is taking steps to enhance its procedures and controls surrounding the accounting for sales and use taxes and will continue to refine these procedures and controls. The material weakness will not be considered remediated until the applicable remedial controls operate for a sufficient time and management has concluded, through testing, that these controls are operating effectively.

Company management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

Item 7.01 Regulation FD Disclosure.

A letter to the Company’s employees from Robert Musslewhite, the Company’s Chief Executive Officer, regarding the employee restructuring under the Plan is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished in this Item 7.01 on this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, and Exhibits 99.1 and 99.2 furnished herewith and incorporated by reference herein, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by words or phrases written in the future tense and/or preceded by words such as “likely,” “should,” “may,” “will,” “contemplates,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or similar words or variations thereof, or the negative thereof, references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements regarding the timing of completion of the Plan, estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, the Company’s intent to reduce operating costs, improve operating margins, and continue advancing its commitment to profitable growth, as well as statements regarding the expected quantitative effects of the restatement described above and the Company’s expectation that it will make adjustments to the sales tax liability in future periods as and if it obtains sales tax exemption certificates from customers and any benefits from its voluntary disclosures.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the restructuring costs and charges may be greater than anticipated; the risk that the Company’s restructuring efforts may adversely affect the Company’s internal programs and the Company’s ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; the risk that the Company’s restructuring efforts may negatively impact the Company’s business operations and reputation with or ability to serve customers; the risk that the Company’s restructuring efforts may not generate their intended benefits to the extent or as quickly as anticipated; the discovery of additional information relevant to the Affected Financials; changes in the effects of the restatement on the Company’s financial statements or financial results; the Company’s ability to obtain additional sales tax exemption certificates from customers; the Company’s ability to obtain any waivers of interest and penalties or other benefits from its voluntary disclosures; the war between Russia and Ukraine, global geopolitical tension and worsening macroeconomic conditions; actual or potential changes in international, national, regional and local economic, business and financial conditions, including recessions, inflation, rising interest rates, volatility in the capital markets and related market uncertainty; the impact of worsening macroeconomic conditions on the Company’s new and existing customers; the Company’s ability to acquire new customers and generate additional revenue from existing customers; the Company’s inability to generate sales of subscriptions to the Company’s platform or any decline in demand for the Company’s platform and the data the Company offers; the competitiveness of the market in which the Company operates and the Company’s ability to compete effectively; the failure to maintain and improve the Company’s platform, or develop new modules or insights for healthcare commercial intelligence; the inability to obtain and maintain accurate, comprehensive or reliable data, which could result in reduced demand for the Company’s platform; the risk that the Company’s recent growth rates may not be indicative of the Company’s future growth; the inability to achieve or sustain profitability in the future compared to historical levels as the Company increases investments in its business; the loss of the Company’s access to its data providers; the failure to respond to advances in healthcare commercial intelligence; an inability to attract new customers and expand subscriptions of current customers; the risk of cyber-attacks and security vulnerabilities; litigation, investigations or other legal, governmental or regulatory actions; and the possibility that the Company’s security measures are breached or unauthorized access to data is otherwise obtained.

Additional factors or events that could cause actual results to differ from these forward-looking statements may emerge from time to time, and it is not possible for the Company to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, the Company’s actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

For additional discussion of factors that could impact the Company’s operational and financial results, refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other subsequent SEC filings, which are or will be available on the Investor Relations page of the Company’s website at ir.definitivehc.com and on the SEC website at www.sec.gov.

All information in this Form 8-K speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update this information, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release Dated August 1, 2023 (furnished herewith pursuant to Item 2.02)
99.2	Email to Definitive Healthcare employees from Robert Musslewhite, dated August 1, 2023 (furnished herewith pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEFINITIVE HEALTHCARE CORP.

By:	/s/ Richard Booth
Name:	Richard Booth
Title:	Chief Financial Officer

Date: August 1, 2023